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
IDS Life Insurance Company                                          Life and Disability
P.O. Box 499                                                        Income Insurance
Minneapolis, Minnesota  55440-0499                                  Application
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Insured                                                      Other Insured Rider (OIR)/2nd Insured
Please provide both day and evening telephone numbers        Please provide both day and evening telephone numbers
Day (____) ____________  Evening (____) _____________        Day (____) ____________  Evening (____) _____________
Best time to call ___________  Day ___________ Evening       Best time to call ___________  Day ___________ Evening
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Section A  Insured and Owner Information
1. Insured:  Is insured the owner?  __ Yes  __ No            Other Insured Rider (OIR)__  or 2nd Insured __ ?
                                                                 Is OIR/2nd Insured the owner?  __ Yes  __ No
   -----------------------------------------------------     ----------------------------------------------------------------------
   __ Mr.  __ Mrs.  __ Miss  __ Ms.                          __ Mr.  __ Mrs.  __ Miss  __ Ms.
   -----------------------------------------------------     ----------------------------------------------------------------------
   Insured's name (first)   (full middle)      (last)        OIR/2nd Insured's name (first)   (full middle)      (last)

   -----------------------------------------------------     ----------------------------------------------------------------------
   Home address (street)                                     Home address (street)

   -----------------------------------------------------     ----------------------------------------------------------------------
   City, State, Zip                                          City, State, Zip

   -----------------------------------------------------     ----------------------------------------------------------------------
   Social Security No.                                       Social Security No.

   -----------------------------------------------------     ----------------------------------------------------------------------
   Birthdate   Marital status   State of birth __ Male       Birthdate   Marital status   State of birth   __ Male
                                               __ Female                                                   __ Female
   -----------------------------------------------------     ----------------------------------------------------------------------
   Citizenship                                               Citizenship
   __ U.S.  __ Other ___________________________________     __ U.S.  __ Other _____________________________________
   -----------------------------------------------------     ----------------------------------------------------------------------
   Occupation                              Self-Employed     Occupation                              Self-Employed
                                           __ Yes  __ No                                             __ Yes  __ No
   -----------------------------------------------------     ----------------------------------------------------------------------
   Individual occ. income   Net worth   Household income     Individual income from occupation    Relationship to insured
   $                        $           $                    $
   -----------------------------------------------------     ----------------------------------------------------------------------
   Employer name                                             Employer name

   -----------------------------------------------------     ----------------------------------------------------------------------
   Address (street)                                          Address (street)

   -----------------------------------------------------     ----------------------------------------------------------------------
   City, State, Zip                                          City, State, Zip
   -----------------------------------------------------     ----------------------------------------------------------------------

2. Owner (Complete if owner is different from Insured/OIR/2nd Insured)
   --------------------------------------------------------------------------------------------------------------------------------
   __ Mr.   __ Mrs.    Owner's name    (first)     (full middle)          (last)            Birthdate          __ Male
   __ Miss  __ Ms.                                                                                             __ Female
   --------------------------------------------------------------------------------------------------------------------------------
   Individual occ. income   Net worth   Household income   Bus. Tax ID, Taxpr. ID or Social Security No.   Relationship to insured
   $                        $           $
   --------------------------------------------------------------------------------------------------------------------------------
   Home address (street)                            (city)                      (state)                                      (zip)

   --------------------------------------------------------------------------------------------------------------------------------
   Employer name                      Address (street)                    (city)                         (state)             (zip)

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3. Ownerships
   --------------------------------------------------------------------------------------------------------------------------------
   __ Individual

   __ Business:  __ Sole Proprietorship (03)     __ S Corporation (01)     __ Partnership (02)     __ C Corporation (01)
     Type of Business Insurance:  __ Buy/Sell       __ Business Debt Protection      __ Split Dollar    __ Key Person
                                  __ Other ____________________   __ Executive Bonus        __ Deferred Compensation
                                                                                               (nongovernmental)
   __ Trust:  __ Revocable     __Irrevocable     Name of Trust ____________________________________________________________________
              Date of Trust ________________  Trustee taxpayer identification number ______________________________________________
              Name and address of Trustee _________________________________________________________________________________________

   __ Other  __________________________________________________________________________________________________________________
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PAGE 2
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Section B  Life Insurance

1. Life Insurance Plan

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   Insured Amount $                                          OIR Amount $

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                                  (You must select either Option 1 or Option 2 for these plans)

    __ Life Protection Plus
    __ Variable Universal Life II                __ Death Benefit Option 1:  Initial death benefit is insured amount.
    __ Variable Universal Life II 350            __ Death Benefit Option 2:  Initial death benefit is insured amount plus
    __ Survivorship Variable Life (V2D)             accumulated cash value. Cost of insurance is greater than Option 1.
    __ 1-Year Term       __ 10-Year Term
    __ Whole Life
    __ Other ____________________________________________________________________________________________________________________

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   Variable Universal Life & Survivorship Variable Life Allocations (complete financial suitability statement on signature page).
   --------------------------------------------------------------------------------------------------------------------------------
   Premium allocation: (premium amount to be directed to specific investment options within policy)
   Monthly deductions: (investment options within the policy from which the cost of insurance will be deducted)
   Owner's tax bracket _____________% (required for VUL & V2D policies)
   Investment        Premium    Monthly        Investment        Premium    Monthly        Investment        Premium    Monthly
   options          allocation deductions      options          allocation deductions      options          allocation deductions

   Fixed            _________% _________%      Equity           __________% _________%     2004 Trust       _________% _________%

   Income           _________% _________%      Money Market     __________% _________%     Other _________  _________% _________%

   Managed          _________% _________%      Gov't securities __________% _________%     Other _________  _________% _________%

   Int'l Equity     _________% _________%                                                                         100%       100%
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2. Life Insurance Riders
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    __ Other Insured Rider (OIR). Complete OIR in Section A and OIR Amount $ and Beneficiary in Section  B.
    __ Accelerated Benefit Rider for Terminal Illness
    __ Waiver of Premium or Waiver of Monthly Deduction
    __ Accidental Death Benefit of $_____________________________
    __ Four Term of $_______________ (V2D Only)
    __ Policy Split Option (V2D Only)

    __ Other ____________________________________________________________________________________________________________________
   --------------------------------------------------------------------------------------------------------------------------------

    __ Children's Insurance (CIR)   __________ Units
                                                       Complete FIR/CIR information below.
    __ Family Insurance (FIR)  __________ Units

   Children's Insurance Rider and Family Insurance Rider Information:

   A. __ Mr.   __ Mrs.  Spouse information (first, middle and last name)     Birthdate     State of birth     Height     Weight
      __ Miss  __ Ms.   __________________________________________________ _____________ __________________ __________ __________

   B. Name(s) of children to be covered by rider (must be under age 19 and unmarried)    Physical/mental abnormalities at birth?
      Name (first)     (full middle)     (last)            Birthdate           Sex                      (if yes, explain here)
      ______________________________________________________________________________   __ Yes  __ No   __________________________
      ______________________________________________________________________________   __ Yes  __ No   __________________________
      ______________________________________________________________________________   __ Yes  __ No   __________________________

   C. Has anyone listed above received treatment for any disease, physical or mental condition in the past five years?
      __ Yes  __ No

   D. Is this insurance intended to replace any existing insurance and/or annuity?  __ Yes  __ No

   E. If yes to C or D above, explain here ______________________________________________________________________________________
      ___________________________________________________________________________________________________________________________

   F. Are there any children under the age of 19 and unmarried not listed above   __ Yes  __ No
      If yes, list name, birthdate and reason for exclusion _____________________________________________________________________
      ___________________________________________________________________________________________________________________________

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PAGE 3
Section B  Life Insurance (continued)

3. Life Insurance Premiums

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   Amount of scheduled/      Amount paid with          Lump-sum amount to be          Premium Payment Frequency
   annual premiums           application               paid on delivery of policy     __ Monthly  __ Quarterly
   $________________________ $________________________ $_____________________________ __ Semiannually  __ Annually
   --------------------------------------------------------------------------------------------------------------------------------
   Method of Payment:  __ New Bank Authorization    __ Add to Existing Bank Authorization account no. ___________________________
                       (BA can be set up for monthly or quarterly frequencies only.  Complete attached BA form.)

                       __ Direct Billing    __ Other ____________________________________________________________________________
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4. Life Insurance Beneficiary (for Survivorship Variable Life, complete b. below)

   --------------------------------------------------------------------------------------------------------------------------------

a. Option A. Beneficiary is: Insured's designated spouse, if living, otherwise the beneficiaries are the living lawful children of the Insured and they will receive equal shares of the proceeds.

   Option B. Beneficiary is: Insured's designated spouse, if living, otherwise, the beneficiaries are the living lawful children of the Insured and they will receive equal shares of the proceeds; provided, however, that if a child of the Insured has died before the Insured, the share which the child would have received if he/she survived the Insured will be paid to his/her living lawful children in equal shares.

   Option C. Other designation.

                             Insured:                                      OIR:

   __ Option A           __ Option B           __ Option C           __ Option A           __ Option B           __ Option C

   For Option A or B:                                                   For Option A or B:

   Insured's spouse's full name ______________________________________  OIR's spouse's full name ________________________________

   Option C: Other designation _______________________________________  Option C: Other designation _____________________________

   ___________________________________________________________________  _________________________________________________________

   ___________________________________________________________________  _________________________________________________________

   Relationship to Insured ___________________________________________  Relationship to OIR ____________________________________

b. Survivorship Variable Life Beneficiary designation ___________________________________________________________________________

   ______________________________________________________________________________________________________________________________

   ______________________________________________________________________________________________________________________________

   Relationship to Insureds _____________________________________________________________________________________________________

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5. Juvenile Insurance

   --------------------------------------------------------------------------------------------------------------------------------
   COMPLETE IF INSURED IS UNDER AGE 15
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   Did the representative see this child?    Is there similar insurance in force or applied for on all brothers and sisters?

    __ Yes  __ No                            __ Yes  __ No     If not, why? _____________________________________________________

   Amount of life insurance already in force on the person responsible for child's primary support $_____________________________


   X _______________________________________________   X ____________________________________________    ________________________
     Signature of Parent or Legal Guardian               Signature of Witness                            Date

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31445 A                                                      3                                                             (7/95)
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Section C  Disability Income and Business Expense Protection Insurance

1. Disability Income Insurance Plan

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   Monthly Benefit                          Insured's Occupation Class                         Waiting Period

   $                                        __ 1A  __ 2A  __ 3A                                __ 30 days   __ 60 days   __ 90 days
                                            __ 4A  __ 5A                                       __ 180 days  __ 365 days
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   Duration of Benefit                            Multiple Case Discount                       Premium Pattern

   __ 1 yr  __ 3 yrs  __ 5 yrs  __ to age 65      __ Yes  __ No                                __ Level  __ Step Rate
   --------------------------------------------------------------------------------------------------------------------------------
   Employer Plan Coverage Unisex Rates  (Two participants and employer billing required)   __ Yes  __ No
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   Disability Provision    Occupation Classes 1A, 2A & 3A:  __ 2 Years Occupation Protection

   Occupation Classes 4A & 5A:  __ 5 Years Occupation Protection  __ Gradual Recovery Benefits
                                __ Gradual Recovery Benefits and Occupation Protection Option
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2. Disability Underwriting Information

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   A. Complete description of job duties.  Years of service __________  Number of hours worked per week __________

   ______________________________________________________________________________________________________________________________

   ______________________________________________________________________________________________________________________________

   ______________________________________________________________________________________________________________________________

   ______________________________________________________________________________________________________________________________

   ______________________________________________________________________________________________________________________________

   ______________________________________________________________________________________________________________________________

      If self-employed:  1. Date business began ___________________________  Number of employees ______________
                         2. What % of duties are supervisory? ____________________________

   B. Any contemplated change in occupation?  __ Yes  __ No  If yes, explain ____________________________________________________

   C. Previous occupation if changed in the past five years _____________________________________________________________________

      ___________________________________________________________________________________________________________________________

   D. Amount of unearned income $_______________________________   Source _______________________________________________________

   E. Is the Insured a member of a State, Public, or Federal Retirement System?  __ Yes  __ No

      If yes, which one? _____________________________________________________

   F. Does the insured have any Disability Income Insurance through his/her employer?

      __ Yes  __ No  If yes, complete questions a-c below:

      a. Short-term at $_____________ per month for ______ months and ______ day waiting period
      b. Long-term at $_____________ per month for ______ years and ______ day waiting period
      c. Is the group disability integrated with Social Security  __ Yes  __ No

   G. Will the Insured's employer be paying the premiums for the IDS Life Disability Insurance?     __ Yes  __ No

   H. Is the Insured eligible for benefits from a required state Cash Sickness disability program?  __ Yes  __ No

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31445 A                                                      4                                                             (7/95)
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PAGE 5
Section C  Disability Income and Business Expense Protection Insurance (continued)

3. Disability Income Insurance Riders

   --------------------------------------------------------------------------------------------------------------------------------
    __  Other ___________________________________________________________________________________________________________________

    __  Social Benefits Rider $____________ per month with waiting period of ______ days.

    __  Supplemental DI $____________ per month for ______ months and ______ day waiting period

    __  Cost-of-Living Maximum ____________% (classes 2A, 3A, 4A and 5A)

    __  Future Purchase Option $____________ Pool Amount

    __  Hospital Indemnity $____________ per month
   --------------------------------------------------------------------------------------------------------------------------------
    __  Accidental Death and Dismemberment (AD&D) $_______________   Complete AD&D Beneficiary information below

   AD&D Beneficiary

    __  Option A  __ Option B      Insured's spouse's full name _________________________________________________________________

    __  Option C  Other designation _____________________________________________________________________________________________
                _________________________________________________________________________________________________________________
                _________________________________________________________________________________________________________________
                _________________________________________________________________________________________________________________
                _________________________________________________________________________________________________________________
                _________________________________________________________________________________________________________________
                _________________________________________________________________________________________________________________
       Relationship to Insured __________________________________________________________________________________________________
   --------------------------------------------------------------------------------------------------------------------------------

4. Disability Income Insurance Premiums

   Annual premiums            Amount paid with            Amount to be paid on            Premium payment Frequency
                              application                 delivery of policy              __ Monthly  __ Quarterly

   $_________________________ $__________________________ $_____________________________  __ Semiannually  __ Annually

   Method of Payment:  __ New Bank Authorization  __ Add to Existing Bank Authorization account no. _____________________________
                       (BA can be set up for monthly or quarterly frequencies only.  Complete attached BA form.)

                       __ Direct Billing  __ Other ______________________________________________________________________________

   --------------------------------------------------------------------------------------------------------------------------------

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Business Expense Protection Insurance
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1. Business Expense Protection Insurance Plan

   (Cannot be applied for without personal Disability Income Protection in force or applied for.)
   Complete Disability Underwriting Information Section

   --------------------------------------------------------------------------------------------------------------------------------
   Monthly Benefit                       Insured's Occupation Class            Waiting Period                   Benefit Pattern
   $___________________________________  __ 3A  __ 4A  __ 5A                   __ 30 days     __ 60 days        __ Level
    Submit Form 34591                                                                __ 90 days                       __ Increasing
    (Available on DI Proposal System)
   Multiple Case Discount  __ Yes  __ No
   --------------------------------------------------------------------------------------------------------------------------------

2. Business Expense Protection Insurance Premiums

   --------------------------------------------------------------------------------------------------------------------------------
   Annual premiums              Amount paid with               Amount to be paid on               Premium Payment Frequency
                                application                    delivery of policy                 __ Monthly  __ Quarterly
   $___________________________ $_____________________________ $_________________________________ __ Semiannually  __ Annually

   Method of Payment:  __ New Bank Authorization  __ Add to Existing Bank Authorization account no. _____________________________
                       (BA can be set up for monthly or quarterly frequencies only.  Complete attached BA form.)

                       __ Direct Billing  __ Other ______________________________________________________________________________
   --------------------------------------------------------------------------------------------------------------------------------

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Section D  Medical History

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Insured:                                                        Other Insured Rider (OIR)/2nd Insured:
-----------------------------------------------------------     -------------------------------------------------------------------
Doctor or Clinic                                                Doctor or Clinic

1.                                                              1.
-----------------------------------------------------------     -------------------------------------------------------------------
Patient number                 Phone number                     Patient number                 Phone number

-----------------------------------------------------------     -------------------------------------------------------------------
Address                        City     State  Zip              Address                        City     State  Zip

-----------------------------------------------------------     -------------------------------------------------------------------
Date last seen         Reason last seen                         Date last seen         Reason last seen

-----------------------------------------------------------     -------------------------------------------------------------------

2. Height __________   Weight _________________                 2. Height __________   Weight _________________

3. Have you ever had, or been told you had, consulted           3. Have you ever had, or been told you had, consulted
   with, been tested for or treated by a doctor or medical         with, been tested for or treated by a doctor or medical
   practitioner for the following: (circle disorder for            practitioner for the following: (circle disorder for
   "Yes" answers)                                                  "Yes" answers)

   A. Cancer or tumor, unusual fatigue, disorder of the            A. Cancer or tumor, unusual fatigue, disorder of the
      muscles, bones, neck, back, joints, skin, liver, kidneys,       muscles, bones, neck, back, joints, skin, liver, kidneys,
      urinary tract, digestive, or reproductive system?               urinary tract, digestive, or reproductive system?
      __ Yes  __ No                                                  __ Yes  __ No
      Date of last consultation, test or treatment ___________        Date of last consultation, test or treatment ___________

   B. Chest pain, disorder of the heart, circulation, high         B. Chest pain, disorder of the heart, circulation, high
      blood pressure, lung or breathing disorder, diabetes,           blood pressure, lung or breathing disorder, diabetes,
      epilepsy, stroke, loss of consciousness, paralysis,             epilepsy, stroke, loss of consciousness, paralysis,
      brain or nervous system?  __ Yes  __ No                         brain or nervous system?  __ Yes  __ No
      Date of last consultation, test or treatment ___________        Date of last consultation, test or treatment ___________

   C. Mental illness, depression, emotional disorder, alcohol      C. Mental illness, depression, emotional disorder, alcohol
      or drug/substance abuse?  __ Yes  __ No                         or drug/substance abuse?  __ Yes  __ No
      Date of last consultation, test or treatment ___________        Date of last consultation, test or treatment ___________

4. Have you ever been diagnosed or received treatment by        4. Have you ever been diagnosed or received treatment by
   a member of the medical profession for AIDS (Acquired           a member of the medical profession for AIDS (Acquired
   Immune Deficiency Syndrome) or ARC (AIDS-Related                Immune Deficiency Syndrome) or ARC (AIDS-Related
   Complex?)  __ Yes  __ No                                        Complex?)  __ Yes  __ No
   Date of last consultation, test or treatment ______________        Date of last consultation, test or treatment ___________

5. Within the past five years have you stayed overnight in a    5. Within the past five years have you stayed overnight in a
   hospital or gone to an emergency room for any illness,          hospital or gone to an emergency room for any illness,
   or injury, been to a medical clinic, therapist or doctor,       or injury, been to a medical clinic, therapist or doctor,
   or presently have a physical impairment or illness not          or presently have a physical impairment or illness not
   listed above?  __ Yes  __ No                                    listed above?  __ Yes  __ No
   Date of last consultation, test or treatment                    Date of last consultation, test or treatment
   If yes, give reason:                                            If yes, give reason:
   _________________________________________________________       _________________________________________________________
   _________________________________________________________       _________________________________________________________
   _________________________________________________________       _________________________________________________________

6. Have you smoked cigarettes in the past 12 months?            6. Have you smoked cigarettes in the past 12 months?
   __ Yes  __ No                                                  __ Yes  __ No
   Have you ever smoked cigarettes?  __ Yes  __ No                 Have you ever smoked cigarettes?  __ Yes  __ No
   Date ceased smoking cigarettes __________________________       Date ceased smoking cigarettes __________________________
   Have you used tobacco in any other form?  __ Yes  __ No         Have you used tobacco in any other form?  __ Yes  __ No
   If yes, what is used? ___________________________________       If yes, what is used? ___________________________________
   What amount? ____________________________________________       What amount? ____________________________________________
   Date last used? _________________________________________       Date last used? _________________________________________

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31445 A                                                      6                                                             (7/95)

PAGE 7
Section E  Underwriting Information

-------------------------------------------------------------     -----------------------------------------------------------------
Insured                                                           Other Insured Rider (OIR)/2nd Insured:

1. Do you have any current plans to travel outside of the         Do you have ny current plans to travel outside the
   United States?:  __ Yes  __ No                                 United States?:  __ Yes  __ No
   If yes, where ____________________________________________     If yes, where __________________________________________
   For how long ______________________ Reason _______________     For how long ______________________ Reason _____________
   __________________________________________________________     ________________________________________________________
   __________________________________________________________     ________________________________________________________

2. During the past five years have you:                           During the past five years have you?

   A. Flown, or do you contemplate flying as a pilot, student     A. Flown, or do you contemplate flying as a pilot, student
      pilot or crew member?  __ Yes  __ No                           pilot or crew member?  __ Yes  __ No

   B. Participated in or do you contemplate participating in      B. Participated in or do you contemplate participating in
      motorcycle riding, racing (automobile, snowmobile,             motorcycle riding, racing (automobile, snowmobile,
      motorcycle, boat), skin/scuba diving, skydiving, hang-         motorcycle, boat), skin/scuba diving, skydiving, hang-
      gliding, or other similar activities?                          gliding, or other similar activities?
      __ Yes  __ No                                                  __ Yes  __ No
      If yes, what activity? ________________________________        If yes, what activity? ________________________________

-------------------------------------------------------------     -----------------------------------------------------------------


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Insured:

3. Have you ever had an application for insurance declined, postponed or modified in any way?  __ Yes  __ No
   If yes, provide date ___________________ Company name _________________________________________________________________________
   Reason ________________________________________________________________________________________________________________________

4. Will this insurance replace any existing insurance or annuity policies?  __ Yes  __ No
If replacing an existing IDS Life policy, the cash value should be: __ rolled to the new IDS Life policy __ returned to the client

5. List any annuities, or life or disability income insurance currently in force or applied for:

                      Plan                           Policy       Ins. amount/     D.I. yrs        ADB           Will this
   Company name       type       Policy number        date         mo. income       payable       amount       be replaced?*

   _________________ ______ _____________________ ___________ $_________________ _____________ $___________   __ Yes   __ No

   _________________ ______ _____________________ ___________ $_________________ _____________ $___________   __ Yes   __ No

   _________________ ______ _____________________ ___________ $_________________ _____________ $___________   __ Yes   __ No
 *If the insurance applied for will replace any existing insurance, Submit replacement form(s) if required.

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Other Insured Rider (OIR)/2nd Insured:

3. Have you ever had an application for insurance declined, postponed or modified in any way?  __ Yes  __ No
   If yes, provide date ____________  Company name ______________________________________________________________________________
   Reason _______________________________________________________________________________________________________________________

4. Will this insurance replace any existing insurance or annuity policies?  __ Yes  __ No
   If replacing an existing IDS Life policy, the cash value should be: __ rolled to the new IDS Life policy __ returned to the client

5. List any annuities, or life or disability income insurance currently in force or applied for:

                      Plan                           Policy       Ins. amount/     D.I. yrs        ADB           Will this
   Company name       type       Policy number        date         mo. income       payable       amount       be replaced?*

   _________________ ______ _____________________ ___________ $_________________ _____________ $___________   __ Yes   __ No

   _________________ ______ _____________________ ___________ $_________________ _____________ $___________   __ Yes   __ No

   _________________ ______ _____________________ ___________ $_________________ _____________ $___________   __ Yes   __ No
 *If the insurance applied for will replace any existing insurance, Submit replacement form(s) if required.

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PAGE 8
IDS Life Insurance Company                                          Life and Disability
P.O. Box 499                                                        Income Insurance
Minneapolis, Minnesota  55440-0499                                  Application


Agreement and Signature
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Agreement

By signing this application, you acknowledge all the following terms and conditions.

    Adequate information. You have received the IDS Life's Client Information Practices, and you have read and understood it.

    When coverage begins. You agree that an Insured for life or disability insurance will be covered prior to policy delivery only when all of the following requirements have been met:

    The owner has paid the full first premium, according to the mode of premium payment selected, for all insurance applied for in this application (any check or draft for that payment must be honored by the bank); and

    The Insured has submitted all medical and other information required by the company's written underwriting rules; and

    The Insured is insurable on the Effective Date, as defined below, under the company's underwriting rules, for the plan and amount of coverage at the rate applied for with no modification. "Effective Date" as used herein means the later of:
    (a) the date of this application; or (b) the date of completion of all medical examinations and other information required by the company's written underwriting rules.

    In cases where the Insured is not insurable for the plan or the amount or at the rate applied for, coverage begins if and when the company includes that person under a policy accepted by the owner.

    For disability coverage, all disability policies specified to be discontinued in this application must also be discontinued
    before coverage will begin.  (This limitation is subject to the incontestability provision in the policy.)

    Amount of coverage. Before the policies are delivered, the amount of coverage on each Insured will be the total requested for that person, up to a maximum of $150,000.

    Company's responsibilities.  You understand that:
    Only the officers of the company have the authority to decide on insurability and risk classification and to bind the company to insure a proposed Insured.  The officers of the company are the President, Vice President, Secretary and
    Assistant Secretary;

    If a policy does not go into effect, the company's sole liability will be to refund any premium paid, plus interest if required by law;

    No change in or waiver of anything in this application or alteration of an insurance policy is binding unless it is in writing and signed by an officer of the company; and

    By accepting a policy, the owner ratifies any changes entered at any time on the Home Office Endorsement form attached to the policy.  However, the owner must sign a separate written document for any change in type of plan, amount, benefits or Insured's risk classification.  (Not applicable in New Jersey and West Virginia.)

    Any insurance provided by this agreement will be subject to the conditions and terms of the policy applied for.

    Release of Information. You understand and agree that the company will use and release information about you as described in the attached IDS Life's Client Information Practices.  You may inform us not to use information for certain marketing purposes described in IDS Life's Client Information Practices.

    Qualified Plans only. You certify that the plan under Ownership of the insurance application is qualified under
    Section 401(a) of the United States Internal Revenue Code.  This policy will be issued based on representations by you that the Plan is qualified.

    Declaration

    You declare that each of the answers made in this application is true and complete to the best of your knowledge and belief and will be a basis for any policy issued.  You also acknowledge that you have received a copy of this agreement and receipt for any premium paid with this application.

    Certification

    You certify, under the penalties of perjury as required by Form W-9 of the Internal Revenue Service, that the names, addresses and Social Security (taxpayer ID) numbers provided in this application are true, correct and complete.


                                                     Client Copy
                                                     ------------
31445 A

PAGE 9
Financial Suitability Statement

Variable Universal Life/Survivorship Variable Life.  If you have applied for this type of insurance, check each of the following to acknowledge that you have received and read them:

__ Adequate information. You have received the current prospectuses for the policy applied for and any funds involved.

__ Purpose. You agree that this variable type of insurance is in accord with your insurance and financial objectives.
   __ You understand that there can be no assurance that such objectives will be achieved.
   __ Your risk tolerance for investment is:   __ Low   __ Medium   __ High
   __ Your specific long-term goals and objectives are:
      __ Protection   __ Tax Deferral   __ Capital Appreciation   __ Stability of Principal

__ Variable values. The amount of Death Benefit and Policy Value can both increase and decrease; however, the
   Death Benefit will never be less than any Guaranteed Minimum Death Benefit.

__ Fees and charges. The fees and charges (including possible surrender charges) have been explained to you and are also explained in detail in the policy.

Life Protection Plus/Universal Life Insurance. If you have applied for this type of insurance, you acknowledge that you have been informed that (1) the company may periodically change the current interest rate being credited on cash values, and (2) that surrender charges may apply in certain circumstances.

Authorization to Obtain Information -- IDS Life Insurance Company
  You authorize any physician, medical practitioner, hospital, other medical facility, the Medical Information Bureau, employer, and consumer reporting agency having medical and other information about you and your minor children to give that information to the company or its reinsurer.  You understand that the company will use this information to determine eligibility for insurance and benefits.  You acknowledge that your medical records, including any alcohol or drug abuse information, may be protected by the Federal Alcohol and Drug Abuse Regulation 42 CFR Part 2.
  You authorize the company to obtain investigative consumer reports on you and your minor children.  You understand that you have the right to request a personal interview if an investigative consumer report is obtained.
  You agree that a photographic copy of this authorization will be as valid as the original.
  You agree that this authorization will be valid for two and one-half years from the date shown below.
  You acknowledge that you have received a copy of this authorization.

Signatures (Insureds under age 15 need not sign.)

Insured (base plan)  X____________________________________    OIR/2nd Insured X_________________________________________________
         FIR Spouse  X____________________________________    OIR Insured X_____________________________________________________

Owner's signature (omit if owner already signed as an insured)    X_____________________________________________________________

Signed on (date) ____ - ____ - ____, (state) __________, at (city), X___________________________________________________________

Receipt
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All checks must be completed in full and be made payable to the company (not to the representative).

Received from ______________________________________________ the sum of $______________________________ with this application.

__ No money paid with this application.

Representative's Report
-----------------------------------------------------------------------------------------------------------------------------------

Is Insured related to representative?  __ Yes   __ No  If yes, give relationship ________________________________________________
You certify that you personally requested the information in this application and witnessed its signing and received any money that was paid.  You also certify that you truly and accurately recorded on this application the information supplied by the applicant.  You are not aware of anything detrimental to the risk that is not recorded in this application.

To the best of your knowledge and belief this application  __ does  __ does not involve replacement of existing insurance or annuities.

Representative's signature X___________________________________________________________   No. _______________  DO _______________

Compensation _____________________________%  Phone (________) ________ - ________________________  Team ID ______________________

Representative's name (print) ____________________________________________________________________________

Joint Representative's signature X___________________________________________________  No. _______________

Compensation _____________________________%  Phone (________) ________ - ________________________  Team ID ______________________

Compensation percentages must equal 100%.

Indicate Fax No. (________) ________ - ________________________  If you want to receive status information via FAX instead of Telememo.
31445 A

